EXHIBIT 32.1


        CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
            AS ADOPTED PURSUANT TO SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DYNASIL CORPORATION OF AMERICA (the "Company") on Form 10KSB for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig T.
Dunham, President and Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of
        section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                    /s/ Craig Dunham
                                   -------------------
                                   Craig Dunham
                                   President, Chief Executive
                                   Officer and Acting Chief
                                   Financial Officer

December 21, 2004